T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class

Supplement to Summary Prospectus Dated May 1, 2014

The portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2015, Samy B. Muaddi will replace Michael J. Conelius as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Muaddi joined T. Rowe Price in 2006.

The date of this supplement is January 13, 2015.

E295-041 1/13/15